ACCURIDE™

Industry-Leading Commercial Vehicle Products

Deutsche Bank 2015 Leveraged Finance Conference

September 2015

Forward Looking Statements

Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride's expectations, hopes, beliefs and intentions with respect to future results. Such statements are subject to the impact on Accuride's business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride's Securities and Exchange Commission filings, including those described in Item 1A of Accuride's Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Any forward-looking statement reflects only Accuride's belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements. Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

Agenda

- Opening Comments
  - Q2 2015 Overview
  - Industry Conditions
  - Brillion Update
  - Accuride 2015 Priorities
- Financial Results & Outlook
  - Q2 & YTD 2015 Results
  - 2015 Outlook
- Summary
- Q&A

Q2 2015 Overview

Achievements

Strong Q2 2015 Performance:

- Revenue increased by 2.1 percent to $185.4 million
- Adjusted EBITDA improved by 11.5 percent to $25.9 million
- Net income of $0.13 per share compared to $0.11 per share in 2014
- Cash of $30.8 million and total liquidity of $90.2 million

Strong Class 5-8 Industry Demand Continues:

- Moderating Class 8 and Trailer order patterns; healthy backlogs & builds
- Steadily improving Class 5-7 orders

Key business wins in Wheels and Gunite:

- Secured and serving Daimler Aftermarket brake drum contract
- Continuing to see strong interest in Gunite®-brand components
- Renewed Wheel LTA with top trailer manufacturer
- Continued strong aftermarket demand for aluminum wheels

Challenges

End markets at Brillion Iron Works:

- Strong headwinds in Brillion's end markets – Oil & Gas, Mining, Ag/Imp
- Expect unit's year-over-year revenue to be down 15 to 20% vs. flat

Class 5-8 Industry Indicators are Positive

ISM Manufacturing Index



65
60
55
50
45
40
35
30
Dec-00 Dec-02 Dec-04 Dec-06 Dec-08 Dec-10 Dec-12 Jun-15

Expansion uptick in June

Housing Starts



Units, Millions of Starts (SAAR)
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
History
Forecast
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

Starts remain strong

Auto & Light Truck Sales



Millions of units (SAAR)
20
18
16
14
12
10
8
2007 2008 2009 2010 2011 2012 2013 2014 2015

2015 on track for record year

Fleet Utilization



Utilization Rate, Total Fleet (% in Use)
100%
95%
90%
85%
80%
75%
70%
65%
History
Forecast
2010 2011 2012 2013 2014 2015 2016

Capacity remains very tight

Fleet Age



Avg. Age in Years
7.0
6.8
6.6
6.4
6.2
6.0
5.8
5.6
5.4
5.2
5.0
6.7
6.7
6.6
6.5
6.2
5.9
5.8
5.9
6.0
5.9
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

Downward trend

Diesel Prices



Y/Y % Change-Area
80
60
40
20
0
-20
-40
-60
-80
$/Gal-Line
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
Y/Y % Change
$/Gal
2007 2008 2009 2010 2011 2012 2013 2014 2015

Diesel prices remain low

2015-2016 strength in Class 5-8 Truck & Trailer supply & demand

Build Projections – Continued Strength


North America Class 8 Builds
Actuals
ACT Forecast
FTR Forecast
Build Average of past 2 cycles = 233K
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Actuals / ACT	118,396	154,290	255,261	278,720	245,801	297,097	336,008	296,492	250,488	258,613
FTR							327,025	290,000	260,100	260,700


North America Medium Duty
Actuals *
ACT Forecast *
FTR Forecast **
Build Average of past 2 cycles = 192K
300,000
250,000
200,000
150,000
100,000
50,000
0

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Actuals / ACT	97,733	117,941	166,792	188,449	201,399	225,681	225,564	229,133	241,163	243,416
FTR							192,729	199,500	201,300	205,400

* Reflects North America Class 5-7 ** Reflects North America Class 4-7


U.S. Trailer
Actual
ACT Forecast
FTR Forecast
Build Average of past 2 cycles = 195K
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Actuals / ACT	78,629	121,996	209,582	236,841	236,727	268,746	308,500	296,800	273,700	258,000
FTR							304,916	275,500	225,000	220,000

- Strengthening US economy should keep builds relatively robust in 2016
- Class 8 builds likely peak in 2015 but still in the 290-300K range in 2016
- Continued slow recovery in Class 5-8, could accelerate with strengthening housing builds and highway funding bill approval

Accuride Industry Honors 2014-15

AME Association for Manufacturing Excellence
Share•Learn•Grow

Premier Industry award based on Lean & Quality Systems

- Henderson, KY - September 2014
- Rockford, IL – September 2015
- Erie, PA – September 2015


Accuride Henderson Operations


Accuride Rockford Operations


Accuride Erie Operations

DAIMLER
DAIMLER TRUCKS NORTH AMERICA

Masters of Quality (MOQ) Award

- Henderson, KY (11 time winner)
- Monterrey, MX (5 time winner
- Camden, SC (winner in first year of operation)


Accuride de Mexico - Monterrey


Accuride Camden Operations

PLEX

2015 Plex Impact Award for Transformation

- ERP implementation to modernize information & Manufacturing Execution systems

Brillion End-Market Headwinds

Brillion Revenue - 2014



16%
15%
13%
21%
12%
23%
AGRICULTURE
METAL/MINING
ENERGY
CONSTRUCTION
MED/HEAVY TRUCK
OTHER

2014 Revenue = $131.8 million

Commodity Price Indices, Monthly



US$ nominal, 2010=100
150
125
100
75
50
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Energy
Agriculture
Metals
Source: World Bank

Baker Hughes Oil Rig Count



3,000
2,500
2,000
1,500
1,000
500
0
2008
2009
2010
2011
2012
2013
2014
2015

After strong 1Q15, sharp drop in commodity prices started to impact demand

Brillion Update – Tough Times

- Market conditions have deteriorated rapidly in Brillion's core markets – down >30-40%
- A number of Brillion's customers have reduced their outlook for 2015 and 2016
  - Large mining and construction equipment manufacturer recently reduced outlook for 2015 and currently 2016
  - Large agricultural manufacturer is currently forecasting sales of agricultural equipment to be down 25% in 2015
- Tight cost controls and deep headcount reductions made quickly to minimize impact without damaging business long term
- Capital expenditures will be reduced to maintenance of business after installation of new casting line in 4Q15 (1Q16 payment)

Revenue by Quarter


$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$30.6
$32.1
$35.0
$34.1
$37.6
$24.0
Q1-15
Q2-15
Q3-15
Q4-14
Q1-15
Q2-15

Salary & Hourly Headcount


600
500
400
300
200
100
0
447
435
346
297
71
72
58
51
Q4-14
Q1-15
Q2-15
Q3-15
Salary
Hourly

New Disa 250-C



- $6 million investment in 2015-16
  - Replaces worn out 35 year casting line
  - Install 4Q15; Qualify and Launch 1Q16
  - Improved quality and cost performance on current book of business
- Allows us to compete for new business in multiple industry segments including light truck and automotive
- Sales force expanded through rep firms to cover new segments

Improved operational performance, new market segments 2016-18

2015 Priorities

- Achieve or Exceed Guidance
  - Revenue - $700 million to $750 million
  - Adjusted EBITDA - $85 million to $95 million
  - Free cash flow - $15 million to $25 million
- Maintain World-Class Operating Standards
  - On-time delivery, Lead times, Quality, Safety and Scrap
- Complete Plex ERP Implementation
  - 1H – Launched Accuride Distribution Center and London, Ontario – No issues
  - 3Q – Launched Monterrey, Mexico – No issues
  - 4Q – Rockford, IL (October), AOT (November)
- Organically Grow Revenue by 3% to 5%
  - OEM – Securing long-term agreements – Original Equipment & Private Label (ex: DTNA)
  - Fleet conversion to Accuride wheels and wheel end technologies
  - Aftermarket – seeing support across multiple channels
- Develop & Introduce Industry Leading Product Technology
- Explore and Execute Global Growth Initiatives

Sources: ACT, FTR

Q2 2015 Results

2nd Quarter Results

QTD Period Ending June 30, $ Millions	2012 Actual	2013 Actual	2014 Actual	2015 Actual
Net Sales	$229.5	$179.9	$181.6	$185.4
YOY Growth	*10.2%*	*(21.6%)*	*0.9%*	*2.1%*
Operating Income (Loss)	9.9	6.0	12.3	14.2
Percent to Sales	*4.3%*	*3.3%*	*6.8%*	*7.7%*
Net Interest Income (Expense)	(8.7)	(9.2)	(8.5)	(8.4)
Other Income (Expense)	(0.4)	(0.4)	(0.2)	(0.1)
Profit (Loss) Before Tax From Cont Ops	$0.8	$(3.6)	$3.6	$5.7
Tax (Provision) Benefit	(1.3)	(1.5)	1.5	0.4
Net Income (Loss) From Cont Ops	$(0.6)	$(5.1)	$5.1	$6.1
Discontinued Operations, Net of Tax	(0.3)	(0.3)	0.2	0.2
Net Income (Loss)	$(0.8)	$(5.4)	$5.3	$6.3
EPS Basic	*(0.02)*	*(0.11)*	*0.11*	*0.13*
EPS Fully Diluted	*(0.02)*	*(0.11)*	*0.11*	*0.13*
Adjusted EBITDA	$25.4	$17.8	$23.2	$25.9
Percent to Sales	*11.0%*	*9.9%*	*12.8%*	*14.0%*

YTD Results

YTD Period Ending June 31, $ Millions	2012 Actual	2013 Actual	2014 Actual	2015 Actual
Net Sales	$458.8	$342.9	$348.4	$369.0
YOY Growth	*16.4%*	*(25.3%)*	*1.6%*	*5.9%*
Operating Income (Loss)	17.6	1.2	18.9	23.5
Percent to Sales	*3.8%*	*0.3%*	*5.4%*	*6.4%*
Net Interest Income (Expense)	(17.4)	(17.9)	(16.9)	(16.7)
Other Income (Expense)	(0.3)	(0.3)	(0.7)	(1.3)
Profit (Loss) Before Tax From Cont Ops	$(0.1)	$(17.0)	$1.3	$5.5
Tax (Provision) Benefit	(2.9)	(2.9)	0.6	(0.0)
Net Income (Loss) From Cont Ops	$(3.0)	$(19.9)	$1.8	$5.5
Discontinued Operations, Net of Tax	(0.8)	(1.5)	(0.1)	0.2
Net Income (Loss)	$(3.8)	$(21.3)	$1.7	$5.8
EPS Basic	*(0.08)*	*(0.45)*	*0.04*	*0.12*
EPS Fully Diluted	*(0.08)*	*(0.45)*	*0.04*	*0.12*
Adjusted EBITDA	$47.3	$26.0	$41.2	$47.2
Percent to Sales	*10.3%*	*7.6%*	*11.8%*	*12.8%*

Consolidated Results

Q2 Consolidated Revenue (1)


$190.0
$185.0
$180.0
$175.0
$179.9
$181.6
$185.4
2013
2014
2015

Q2 Consolidated Adjusted EBITDA (1)


$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$17.8
$23.2
$25.9
2013
2014
2015

Consolidated Revenue Breakout

(2014 Full Year)

Business Segment


Brillion 19%
Gunite 24%
Wheels 57%

Customer


Navistar 14%
Daimler 13%
Volvo/Mack 11%
Paccar 7%
Other 55%

Market Segment


Other 25%
A/M 36%
Trailer 10%
Class 5-8 29%

1) From continuing operations

Wheels & Gunite Segments


Q2 Wheels Revenue
$120.0
$115.0
$110.0
$105.0
$100.0
$95.0
$90.0
$99.5
$101.2
$114.4
2013
2014
2015


Q2 Wheels Adjusted EBITDA
$28.0
$26.0
$24.0
$22.0
$20.0
$18.0
$16.0
$14.0
$12.0
$20.7
$20.9
$26.1
2013
2014
2015


Q2 Gunite Revenue
$60.0
$50.0
$40.0
$30.0
$20.0
$51.2
$48.3
$47.0
2013
2014
2015


Q2 Gunite Adjusted EBITDA
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$4.6
$8.3
$8.7
2013
2014
2015

Brillion Segment

Q2 Brillion Revenue


$40.0
$30.0
$20.0
$10.0
$-
$29.3
$32.1
$24.0
2013
2014
2015

Q2 Brillion Adjusted EBITDA


$4.0
$2.0
$-
$(2.0)
$3.3
$1.6
$(0.3)
2013
2014
2015

Trade Working Capital

Q2 2014 Working Capital Breakout



$63.8
$71.3
$46.2
Trade A/R $
Net Inventory $
Trade A/P $

Q2 2015 Working Capital Breakout



$65.6
$71.3
$40.7
Trade A/R $
Net Inventory $
Trade A/P $

Historical Working Capital Requirements (1)



$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
20.0%
15.0%
10.0%
5.0%
0.0%
$94.1
$88.3
$95.0
$79.6
$90.9
$96.1
$104.2
$71.3
$104.1
$108.9
$104.4
$82.6
$104.1
$105.1
$88.2
$58.9
$68.9
$69.0
$58.0
$43.2
$55.7
$53.7
$53.0
$42.9
$53.0
$46.4
Q109
Q309
Q110
Q310
Q111
Q311
Q112
Q312
Q113
Q313
Q114
Q314
Q115
Trade W/C
Trade W/C % to Sales

Free Cash Flow

QTD Period Ending June 30th ***$ Millions***	***2014 Actual***	***2015 Actual***
Adjusted EBITDA	$23.2	$25.9
Cash Interest Paid	(0.5)	(0.4)
Cash Taxes Paid	(0.4)	(0.7)
Excess Pension Contributions	(3.4)	(1.7)
Change in Trade W/C	-	5.3
Other	0.9	0.7
Cash from Operations	$19.8	$29.1
Capital Expenditures	(8.0)	(5.2)
Free Cash Flow	$11.8	$23.9

2015 Outlook

2015 Full Year Guidance

Class 8	310K	to	330K
Class 5-7	220K	to	225K
Trailer	280K	to	300K
Brillion Revenue Growth		Down by 15 to 20%	
Net Sales	$700	to	$750
Adjusted EBITDA	$85	to	$95
CAPEX	$25	to	$28
Depreciation & Amortization		$43	
Cash Interest Expense		$32	
Cash Taxes		$3	
Cash Pension Funding	$8	to	$10
Free Cash Flow	$15	to	$25

No change in guidance but fighting industry headwinds at Brillion

Summary

Well-Positioned for a Strong Year

- "Fix & Grow" Investments Yielding World-Class Operating Performance
- Capable, Available Capacity to Handle Higher Volumes, Gain Market Share
- Reduced Cost Structure & Expected Revenue Growth Driving Profitability
- Focused on Revenue Growth and Margin Expansion at Wheels and Gunite
- Focused on minimizing down draft while growing sales at Brillion
- Maintaining 2015 EBITDA Guidance Despite Brillion Market Softness

Accuride 2015 Priorities

- Achieve or Exceed Guidance
- Maintain World-Class Operating Standards
- Complete Plex ERP Implementation
- Organically Grow Revenue by 3% to 5%
- Develop & Introduce Industry Leading Product Technology
- Explore and Execute Global Growth Initiatives

We are executing plans to achieve profitable growth in 2015-16

Questions

Appendix

Segment Revenue

Net Sales:	***Q2***		
$ Millions	***2014***	***2015***	***YOY Growth***
Wheels	$101.2	$114.4	*13.1%*
Gunite	48.3	47.0	*(2.7%)*
Brillion Iron Works	32.1	24.0	*(25.2%)*
Corporate / Other	-	-	*--*
Consolidated Total	181.6	185.4	*2.1%*

Segment Operating Income

Operating Income:

$ Millions	Q2 2014	Q2 2015	YOY Growth
Wheels	$11.9	$17.4	*46.8%*
Gunite	7.2	7.3	*1.3%*
Brillion Iron Works	0.5	(1.5)	--
Corporate / Other	(7.3)	(9.1)	*24.8%*
Consolidated Total	12.3	14.2	*15.3%*

Segment Adjusted EBITDA

Adjusted EBITDA:

$ Millions	Q2 2014	Q2 2015	YOY Growth
Wheels	$20.9	$26.1	*24.6%*
Gunite	8.3	8.7	*4.7%*
Brillion Iron Works	1.6	(0.3)	--
Corporate / Other	(7.6)	(8.6)	*13.4%*
Consolidated Total	23.2	25.9	*11.5%*

Sales & Adjusted EBITDA



300
250
200
150
100
50
-
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Sales
Adjusted EBITDA % To Sales
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212
Q312
Q412
Q113
Q213
Q313
Q413
Q114
Q214
Q314
Q414
Q115
Q215

Net Income to Adj. EBITDA Reconciliation

QTD Period Ending June 30th ***$ Millions***	***2014 Actual***	***2015 Actual***
Net Income	$5.3	$6.3
Income Tax Provision (Benefit)	(1.5)	(0.4)
Net Interest Expense (Income)	8.5	8.4
Depreciation and Amortization	10.2	10.4
EBITDA	$22.6	$24.7
Restructuring, Severance, Other	-	0.5
Other Items	0.7	0.6
Adjusted EBITDA	$23.2	$25.9

We define Adjusted EBITDA as our net income or loss before income tax expense or benefit, interest expense, net, depreciation and amortization, restructuring, severance, and other charges, impairment, and currency losses, net. Adjusted EBITDA has been included because we believe that it is useful for us and our investors to measure our ability to provide cash flows to meet debt service. Adjusted EBITDA should not be considered an alternative to net income (loss) or other traditional indicators of operating performance and cash flows determined in accordance with accounting principles generally accepted in the United States ("GAAP"). We present the table of Adjusted EBITDA because covenants in the agreements governing our material indebtedness contain ratios based on this measure on a quarterly basis. While Adjusted EBITDA is used as a measure of liquidity and the ability to meet debt service requirements, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculations.

Net Debt & Liquidity

$ Millions	*Q12013 Actual*	*Q22013 Actual*	*Q32013 Actual*	*Q42013 Actual*	*Q12014 Actual*	*Q22014 Actual*	*Q32014 Actual*	*Q42014 Actual*	*Q12015 Actual*	*Q22015 Actual*
Senior Secured Notes	$304.4	$304.7	$304.9	$305.2	$305.4	$305.7	$306.0	$306.2	$306.5	$306.8
ABL Facility	45.0	45.0	35.0	25.0	35.0	35.0	25.0	17.0	20.0	10.0
Gross Debt	$349.4	$349.7	$339.9	$330.2	$340.4	$340.7	$331.0	$323.2	$326.5	$316.8
Less Cash	31.5	32.9	28.0	33.4	21.6	31.9	21.5	29.8	17.6	30.8
Net Debt	$317.9	$316.8	$311.9	$296.8	$318.8	$308.8	$309.4	$293.5	$308.9	$285.9
Debt to LTM Adjusted EBITDA	*6.1*	*7.1*	*7.2*	*6.3*	*5.6*	*5.0*	*4.3*	*3.8*	*3.8*	*3.4*
Available Liquidity	$64.5	$74.1	$62.4	$63.6	$62.9	$72.0	$69.6	$70.3	$70.9	$90.2

Trade Working Capital

As of June 30th

$ Millions	*2012 Actual*	*2013 Actual*	*2014 Actual*	*2015 Actual*
Accounts Receivable	$106.4	$82.7	$71.3	$71.3
Days Sales Outstanding	*36.2*	*35.3*	*35.9*	*35.8*
Inventory	82.3	58.5	46.2	40.7
Days Inventory Outstanding	*30.4*	*27.1*	*25.9*	*23.3*
Accounts Payable	83.6	72.2	63.8	65.6
Days Payables Outstanding	*31.8*	*33.5*	*35.9*	*36.9*
Net Trade W/C	$105.1	$69.0	$53.7	$46.4
Cash Conversion Cycle Days	*34.9*	*28.8*	*25.9*	*22.2*
Percent to Annualized Sales	*9.8%*	*8.2%*	*7.4%*	*6.3%*
Change from Prior Quarter	$(1.0)	$(0.1)	$2.0	$6.6
Source (Use) of Cash				